UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 8, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On January 8, 2026, Constellation Energy Generation, LLC (Constellation) issued and sold $300,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2028 (the Floating Rate Senior Notes), $900,000,000 in aggregate principal amount of 3.900% Senior Notes due 2028 (the 2028 Senior Notes), $750,000,000 in aggregate principal amount of 4.400% Senior Notes due 2031 (the 2031 Senior Notes) and $800,000,000 in aggregate principal amount of 5.875% Senior Notes due 2066 (the 2066 Senior Notes, and collectively with the Floating Rate Senior Notes, the 2028 Senior Notes and the 2031 Senior Notes, the Senior Notes). See Item 2.03 below for a description of the Senior Notes and related agreements.

Section 2 – Financial Information
Item 2.03(a). Creation of a Direct Financial Obligation

The Senior Notes were issued under an indenture, dated as of September 28, 2007, between Constellation and U.S. Bank Trust Company, National Association, as trustee.

The proceeds of the Senior Notes will be used, after deducting underwriters’ discounts and commissions and other estimated fees and expenses, to retire certain outstanding indebtedness of Calpine, LLC (“Calpine”) following completion of the Calpine acquisition.

The Floating Rate Senior Notes will bear interest at a floating rate equal to Compounded SOFR (as defined in the Floating Rate Senior Notes), plus 60 basis points, payable quarterly in arrears on January 8, April 8, July 8 and October 8 of each year, beginning on April 8, 2026. The Floating Rate Senior Notes will mature on January 8, 2028.

The 2028 Senior Notes will bear interest at the rate of 3.900% per year. The 2031 Senior Notes will bear interest at the rate of 4.400% per year. The 2066 Senior Notes will bear interest at the rate of 5.875% per year. Interest on the 2028 Senior Notes is payable on January 8 and July 8 of each year, beginning on July 8, 2026. Interest on the 2031 Senior Notes and the 2066 Senior Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2026. The 2028 Senior Notes will mature on January 8, 2028. The 2031 Senior Notes will mature on January 15, 2031. The 2066 Senior Notes will mature on January 15, 2066.

The Floating Rate Senior Notes and 2028 Senior Notes may not be redeemed prior to maturity. The 2031 Senior Notes and 2066 Senior Notes are subject to optional redemption as provided in the 2031 Senior Notes and 2066 Senior Notes.

In connection with the issuance of the Senior Notes, Ballard Spahr LLP provided Constellation with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated January 5, 2026 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Reference is made to the Form of Floating Rate Senior Note attached as Exhibit 4.1, the Form of 2028 Senior Note attached as Exhibit 4.2, the Form of 2031 Senior Note attached as Exhibit 4.3 and the Form of 2066 Senior Note attached as Exhibit 4.4 for additional covenants, events of default and other terms and conditions of the Senior Notes.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated January 5, 2026 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Form of Floating Rate Senior Note
4.2	Form of 2028 Senior Note
4.3	Form of 2031 Senior Note
4.4	Form of 2066 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

January 8, 2026

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated January 5, 2026 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

4.1	Form of Floating Rate Senior Note
4.2	Form of 2028 Senior Note
4.3	Form of 2031 Senior Note
4.4	Form of 2066 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.